--------------------------------------------------------------------------------
                                                        DF DENT
                                                        PREMIER
                                                      GROWTH FUND
--------------------------------------------------------------------------------



                                                   SEMI-ANNUAL REPORT

                                                    December 31, 2002




--------------------------------------------------------------------------------
                                                        DF DENT
                                                   AND COMPANY, INC.
                                                   ------------------
                                                   INVESTMENT COUNSEL

                                                   2 PORTLAND SQUARE
                                                 PORTLAND, MAINE 04101
                                               (866) 2DF-DENT (TOLL FREE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------


A Message to Our Shareholders................................................  1

Management Discussion and Analysis ..........................................  3

Performance Chart and Analysis ..............................................  5

Five Largest Holdings .......................................................  6

Schedule of Investments .....................................................  7

Statement of Assets and Liabilities..........................................  8

Statement of Operations......................................................  9

Statements of Changes in Net Assets ......................................... 10

Financial Highlights......................................................... 11

Notes to Financial Statements................................................ 12

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

Your Fund declined 8.30% in the first 6 months of the current fiscal year (7/1/02-12/31/02) compared to a 10.30% decline for the S&P 500 Composite Index, the benchmark we use for performance comparison.* For the reasons given at the end of the Management Discussion and Analysis which follows on page 3, we believe the recent bear market potentially ended with the lows of July and early October 2002. However, before the celebration begins, as we stated in our Annual Report (6/30/2002), "It is not surprising that periods of over-inflated bubbles have been followed by extended periods of low returns."

While we expect a period of low returns compared with the 20% plus annual returns of the S&P 500 in the latter half of the 1990's, we believe growth stocks possess appreciation potential after 3 years of below trend line returns as compared to other asset categories. On December 31, 2002, US Government securities, as quoted in the WALL STREET JOURNAL with closing annual returns on January 2, 2003, offered some of their lowest annual returns in 40 years.

     3-Month Treasury....................................... 1.18%

     10-Year Treasury....................................... 3.82%

     30-Year Treasury....................................... 4.78%

It is a "mathematical certainty" that future total returns of bonds have declined as their prices have increased. Conversely, returns from a fixed income asset potentially increase as the price (or entry point) decreases. Although we cannot apply the same "mathematical certainty" to equity returns as to US Government securities, we are optimistic that returns from quality growth equities after 3 years of underperformance are well positioned to significantly outperform bond returns which are at 40 year lows.**

Furthermore, we believe the equity category of choice should be growth stocks. Why? Today's low interest rates reflect, among other things, a weak economic outlook. In such an environment, companies which can sustain higher growth rates (i.e., growth stocks) have greater potential to attract investment funds which are weary of low returns.

The Fund continues to be fully invested in a broad cross section of quality growth companies. As of December 31, 2002 your Fund was invested as indicated by market capitalization category:

     Large Capitalization..................................  37.4%
     Mid-Size Capitalization...............................  34.6%
     Small Capitalization..................................  22.3%
     Reserve Funds.........................................   5.7%
                                                            ------
     Total Fund............................................ 100.0%

The Fund, which normally carries well under 5% in Reserve Funds, held 5.7% in Reserve Funds on December 31, 2002 as a result of shareholder purchases in the final 2 days of the year.


                                       1              DFDENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

DF Dent continues to manage your Fund as efficiently as possible seeking to enhance your long-term return. As previously indicated, management has waived its management fee and reimbursed expenses to "cap" your expense ratio at 1.25%. Portfolio transactions are executed at an average commission rate of under 5(cent) a share. The total portfolio turnover rate since inception (7/16/01) is 3.83%, or an annual rate of under 2.6%. In a nutshell, our philosophy is to keep expenses to a minimum and let the companies in which we invest drive their earnings and stock prices.

At a time when many mutual funds are struggling with shareholder redemptions, we appreciate your confidence and investment in the DF Dent Premier Growth Fund which has allowed management to steadily build positions in perceived strong growing companies.

/s/ DAN DENT

Dan Dent

---------------------------------------

* PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. PLEASE SEE PAGES 3 AND 5 FOR ADDITIONAL PERFORMANCE INFORMATION.

** IT IS IMPORTANT TO NOTE THAT GROWTH STOCKS AND US GOVERNMENT SECURITIES ARE TWO DIFFERENT AND DISTINCT ASSET CLASSES. WHILE ALL INVESTMENTS ARE SUBJECT TO CERTAIN RISKS, STOCKS HAVE A GREATER DEGREE OF PRICE FLUCTUATION RISK THAN BONDS. THEREFORE, FROM A RISK/REWARD PERSPECTIVE, STOCKS ARE CONSIDERED TO HAVE MORE RISK (AND GREATER POTENTIAL REWARD) THAN BONDS.


                                       2              DFDENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION & ANALYSIS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

For the first 6 months of the current fiscal year (July 1, 2002 to December 31, 2002) your Fund declined 8.30% versus a 10.30% decline in the S&P 500 Index on a total return basis. Performance in the bear market which has persisted since your Fund's inception is indicated in the following table:

                                          All Periods Ending 12/31/2002*

                         --------------------------------------------------------------
                          Six Months       One Year          Since Inception (7/16/01)
                         ------------     ----------        ---------------------------
DF Dent Premier Growth      -8.30%          -22.32%                  -12.85%
S&P 500 Index              -10.30%          -22.10%                  -17.98%

In management's opinion the most significant market factors affecting your Fund's performance included:

     1) The investing public's sustained redemption of equity mutual funds. Although the DF Dent Premier Growth Fund experienced a constant inflow of funds from prior and new shareholders, the mutual fund industry experienced significant net redemptions forcing mutual fund managers to sell holdings and thereby exerting downward pressure on equities in general.

     2) The public's exit from equity markets resulting from investor concern over corporate malfeasance along with distrust of accounting methods and Wall Street research.

     3) Uncertainty over the possibility of war with Iraq heightened during the six months ending 12/31/02 exerting downward pressure on equity markets. It should be noted that the equity markets weakened in anticipation of the Cuban missile crisis (1962) and the Persian Gulf War (1990) only to rally strongly as these events passed. Hopefully, this will be the case again.

Your Fund outperformed its benchmark, the S&P 500 Index (a decline of 8.30% versus the S&P 500 decline of 10.30% for the six months ending 12/31/02) largely due to a meaningful overweighting in the broadly defined financial services sector. Growth banks, insurance companies and service companies benefited from strong earnings and good asset management.

The overall investment strategy remains constant: investing primarily in large and mid capitalization companies where the underlying earnings growth rates appear favorable relative to the stocks' market valuations.

The primary strategic factors have been to emphasize specialty financial companies and mid sized companies exploiting a specific market niche.

The key trends in the sectors emphasized remained favorable. Pricing in insurance and reinsurance markets remains strong, benefiting RenaissanceRe Holdings Ltd. and White Mountains Insurance Group. Political advertising was strong last fall benefiting Clear Channel Communications, Inc. Biotechnology spending and successful product development produced strong results for Techne Corp. and Amgen, Inc. respectively.


                                       3              DFDENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION & ANALYSIS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

QUALCOMM, Inc., Amgen, Inc., Whole Foods Market, Inc. and Clear Channel Communications, Inc. made positive contributions to your Fund's performance in the past six months. Earnings reports and management's guidance for future prospects exceeded expectations for the first three companies. Clear Channel's current and projected cash flow trends remain strong which will allow debt pay down and stock repurchases later on.

Baxter International, Inc., Concord EFS, Inc., Electronic Data Systems Corp., and Walgreen Co. hurt performance. The first two suffered from earnings shortfalls. Concord and Walgreen will probably see a slowdown in their growth rates which, while still at high levels, are projected at levels below their historical norms.

At the present time, management is becoming increasingly optimistic regarding the market outlook for the following reasons:

     1) Since successfully testing the lows in July and October of 2002, the markets have been working upwards in the face of negative news.

     2) The negative issues of accounting scandals, corporate bankruptcies and Iraq uncertainty appear to be fully discounted at the present time.

     3) The historic pattern of markets troughing at mid-term of the Presidential term cycle (2002) and subsequently rallying during fiscal and monetary stimulus appears to be unfolding again. The markets could respond favorably to fiscal stimulus as the administration addresses its Achilles Heal, the economy, prior to the 2004 Presidential election.

     4) Lastly, and most importantly, after 3 years of significantly underperforming bonds, which now offer the lowest returns in 40 years, equities are valued at levels which offer the potential of superior returns for large amounts of uninvested cash reserves.

---------------------------------------
* PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. SOME OF THE FUND'S FEES WERE WAIVED OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF DECEMBER 31, 2002 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. (02/03)


                                       4              DFDENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND
PERFORMANCE CHART AND ANALYSIS (unaudited)
DECEMBER 31, 2002
--------------------------------------------------------------------------------


The following chart reflects the change in the value of a hypothetical $100,000 investment, including reinvested dividends and distributions, in the DF Dent Premier Growth Fund (the "Fund" or "DFDPX") compared with the Standard and Poor's 500 Index ("S&P 500"), since inception. The S&P 500 is a broad-based securities market index that represents the performance of 500 widely held, publicly traded large-capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment. THE PERFORMANCE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                                 Since Inception
  Average Annual Total Return as of 12/31/02       One Year          (7/16/01)
  ----------------------------------------------------------------------------
  DF Dent Premier Growth Fund                       -22.32%           -12.85%
  S&P 500 Index                                     -22.10%           -17.98%

  Investment Value on 12/31/02
  ----------------------------
  DF Dent Premier Growth Fund                                         $81,800
  S&P 500 Index                                                       $74,869

[EDGAR Representation of Performance Graph:
                 DF Dent           S&P 500
              Premier Growth        Index
   7/16/2001     100,000           100,000
   7/31/2001     102,600           100,752
   8/31/2001      98,700            94,451
   9/30/2001      93,400            86,827
  10/31/2001      95,800            88,484
  11/30/2001     102,000            95,270
  12/31/2001     105,300            96,105
   1/31/2002     101,000            94,704
   2/28/2002     101,000            92,877
   3/31/2002     102,400            96,370
   4/30/2002      99,800            90,531
   5/31/2002      99,200            89,866
   6/30/2002      89,200            83,466
   7/31/2002      83,000            76,957
   8/31/2002      84,200            77,461
   9/30/2002      77,600            69,050
  10/31/2002      81,700            75,122
  11/30/2002      85,600            79,539
  12/31/2002      81,800            74,869]


                                       5              DFDENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND
FIVE LARGEST HOLDINGS (unaudited)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                           DFDENT PREMIER GROWTH FUND
                              FIVE LARGEST HOLDINGS
                                DECEMBER 31, 2002

                                                                     PCT. NET
                                                                      ASSETS
QUANTITY             SECURITY               TOTAL COST MARKET VALUE OF THE FUND
--------             --------               ---------- ------------ -----------
 15,000  RenaissanceRe Holdings Ltd.         $386,606    $594,000      6.42
 10,000  Clear Channel Communications, Inc.  $472,675    $372,900      4.03
 13,000  Techne Corp.                        $379,635    $371,384      4.01
 10,000  First Data Corp.                    $344,618    $354,100      3.83
 10,000  Performance Food Group Corp.        $347,864    $339,590      3.67

The Portfolio holdings are subject to change based upon Portfolio Manager activity.


                                       6              DFDENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND
SCHEDULE OF INVESTMENTS (unaudited)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

 SHARES            SECURITY DESCRIPTION          VALUE       SHARES            SECURITY DESCRIPTION          VALUE
--------          ----------------------        -------     --------          ----------------------        -------
COMMON STOCK - 94.3%

BANKING - 10.7%                                             FINANCIAL SERVICES - 11.5%
   8,000 East West Bancorp, Inc.             $   288,640       10,000 First Data Corp.                   $   354,100
   9,000 North Fork Bancorp, Inc.                303,660        3,000 Fiserv, Inc. +                         101,850
   5,000 Northern Trust Corp.                    175,250        4,500 Freddie Mac                            265,725
   2,000 UCBH Holdings, Inc.                      84,900        4,000 Paychex, Inc.                          111,600
   3,000 Wells Fargo & Co.                       140,610        8,500 T. Rowe Price Group, Inc.              231,880
                                             -----------                                                 -----------
                                                 993,060                                                   1,065,155
                                             -----------                                                 -----------

BUSINESS SERVICES - 0.7%                                    FOOD DISTRIBUTORS - 3.7%
   3,750 Electronic Data Systems Corp.            69,112       10,000 Performance Food Group Corp. +         339,590
                                             -----------                                                 -----------

COMMUNICATION EQUIPMENT - 2.8%                              INSURANCE - 16.8%
   7,000 QUALCOMM, Inc. +                        254,730        5,000 American International Group, Inc.     289,250
                                             -----------        5,000 Lincoln National Corp.                 157,900
                                                                5,500 Marsh & McLennan Cos., Inc.            254,155
COMMUNICATION SERVICES - 2.5%                                  15,000 RenaissanceRe Holdings Ltd.            594,000
   5,500 Amdocs Ltd. +                            54,010          800 White Mountains Insurance Group        258,400
  12,000 American Tower Corp. +                   42,360                                                 -----------
   5,000 Convergys Corp. +                        75,750                                                   1,553,705
  11,000 Crown Castle International Corp. +       41,250                                                 -----------
   3,000 Sprint Corp. (PCS Group) +               13,140
                                             -----------    LIFE SCIENCES - 6.1%
                                                 226,510        2,500 Invitrogen Corp. +                     116,200
                                             -----------        5,000 Laboratory Corp. of America
                                                                      Holdings +                              78,325
CONTROLS & INSTRUMENTS - 2.9%                                  13,000 Techne Corp. +                         371,384
   8,500 Mettler-Toledo International, Inc. +    272,510                                                 -----------
                                             -----------                                                     565,909
                                                                                                         -----------
DATA NETWORKING - 1.9%
   4,000 Black Box Corp.                         179,200    MEDIA - 0.2%
                                             -----------        1,500 AOL Time Warner, Inc. +                 19,650
                                                                                                         -----------
DISTRIBUTION & INDUSTRIAL SUPPLIES - 3.2%
   8,000 Fastenal Co.                            299,120    MEDICAL PRODUCTS - 5.1%
                                             -----------       11,000 Baxter International, Inc.             308,000
                                                                3,000 Johnson & Johnson                      161,130
ELECTRICAL PRODUCTS - 0.6%                                                                               -----------
   2,000 Benchmark Electronics, Inc. +            57,320                                                     469,130
                                             -----------                                                 -----------

ELECTRONIC COMMERCE - 2.4%                                  MERCHANDISING - 7.6%
  14,000 Concord EFS, Inc. +                     220,360       12,000 O'Reilly Automotive, Inc. +            303,480
                                             -----------       10,000 Walgreen Co.                           291,900
                                                                2,000 Whole Foods Market, Inc. +             105,460
ENERGY SERVICES - 1.1%                                                                                   -----------
   2,500 Schlumberger Ltd.                       105,225                                                     700,840
                                             -----------                                                 -----------

ENERGY SOURCES - 4.9%                                       PHARMACEUTICALS - 2.1%
   3,500 Anadarko Petroleum Corp.                167,650        4,000 Amgen, Inc.  +                         193,360
   5,000 Apache Corp.                            284,950                                                 -----------
                                             -----------
                                                 452,600    SPECIALTY CHEMICALS - 1.6%
                                             -----------        6,500 Engelhard Corp.                        145,275
                                                                                                         -----------
ENTERTAINMENT - 5.9%
  10,000 Clear Channel Communications, Inc. +    372,900    Total Common Stock (Cost $10,187,634)          8,725,296
   5,000 Comcast Corp. - Class A +               112,950                                                 -----------
   3,500 Walt Disney Co.                          57,085
                                             -----------    SHORT-TERM INVESTMENTS - 6.0%
                                                 542,935      115,077 Scudder Cash Management Fund           115,077
                                             -----------      448,556 Scudder Treasury Money Market Fund     448,556
                                                                                                         -----------
                                                            Total Short-Term Investments (Cost $563,633)     563,633
                                                                                                         -----------

                                                            TOTAL INVESTMENTS IN SECURITIES
                                                                         (COST $10,751,267) - 100.3%       9,288,929
                                                            OTHER ASSETS AND LIABILITIES, NET - (0.3)%       (36,678)
                                                                                                         -----------
                                                            TOTAL NET ASSETS - 100.0%                     $9,252,251
                                                                                                         ===========

--------------------------------------------------------------------------------
+ Non-income producing security.


See Notes to Financial Statements      7              DFDENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (unaudited)
DECEMBER 31, 2002

--------------------------------------------------------------------------------


ASSETS
  Total investments, at value (Cost $10,751,267) (Note 2).......... $ 9,288,929
  Receivables:
  Interest and dividends...........................................      10,585
  Expense Reimbursement from adviser (Note 4)......................      13,215
Other Assets.......................................................         560
                                                                    ------------

Total Assets.......................................................   9,313,289
                                                                    ------------

LIABILITIES
  Payables:
    Securities Purchased...........................................      36,810
  Accrued Liabilities:
    Administration fees (Note 3)...................................       3,359
    Accounting fees (Note 3).......................................       1,146
    Custodian fees (Note 3)........................................         845
    Transfer Agent fees (Note 3)...................................       3,075
    Other..........................................................      15,803
                                                                    ------------

Total Liabilities..................................................      61,038
                                                                    ------------

NET ASSETS......................................................... $ 9,252,251
                                                                    ============

COMPONENTS OF NET ASSETS
    Paid-in capital................................................ $10,680,842
    Accumulated net investment loss................................     (10,242)
    Accumulated net realized gain from investments.................      43,989
    Unrealized depreciation of investments.........................  (1,462,338)
                                                                    ------------

NET ASSETS......................................................... $ 9,252,251
                                                                    ============

Net Asset Value, Offering and Redemption Price per share:.......... $      8.18
   Based on net assets of $9,252,251 and 1,131,001 shares of beneficial interest outstanding


See Notes to Financial Statements      8              DFDENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND
STATEMENT OF OPERATIONS (unaudited)
PERIOD ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income.................................................. $     1,245
  Dividend income..................................................      39,007
                                                                    ------------
Total Investment Income............................................      40,252
                                                                    ------------

EXPENSES
  Investment advisory fees (Note 3)................................      40,358
  Administration fees (Note 3).....................................      16,645
  Transfer agent fees (Note 3).....................................      14,106
  Custody fees (Note 3)............................................       3,240
  Legal............................................................       1,260
  Accounting fees (Note 3).........................................      24,046
  Compliance fees..................................................       2,819
  Auditing fees....................................................       7,755
  Reporting fees...................................................       4,487
  Trustees fees and expenses.......................................         172
  Miscellaneous expenses...........................................       1,419
                                                                    ------------
Total Expenses.....................................................     116,307
                                                                    ------------
  Fees waived and expenses reimbursed (Note 4).....................     (65,813)
                                                                    ------------
Net Expenses.......................................................      50,494
                                                                    ------------

NET INVESTMENT LOSS................................................     (10,242)
                                                                    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments.................................      43,989
  Net change in unrealized appreciation/(depreciation) of investments  (639,865)
                                                                    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.............    (595,876)
                                                                    ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS......................... $  (606,118)
                                                                    ============


See Notes to Financial Statements      9              DFDENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                      For the              For the
                                                                                   Period Ended         Period Ended
                                                                                December 31, 2002(a)  June 30, 2002 (b)
                                                                                -------------------- --------------------

OPERATIONS
  Net investment loss.....................................................      $           (10,242) $           (28,503)
  Net realized gain on investments........................................                   43,989                    -
  Net change in unrealized appreciation/(depreciation)
    of investments........................................................                 (639,865)            (822,473)
                                                                                -------------------- --------------------
Net Decrease in Net Assets from Operations                                                 (606,118)            (850,976)
                                                                                -------------------- --------------------

CAPITAL SHARE TRANSACTIONS
  Sale of shares..........................................................                2,505,726            8,346,573
  Redemption of shares....................................................                 (137,770)              (5,184)
                                                                                -------------------- --------------------
Net Increase from Capital Transactions....................................                2,367,956            8,341,389
                                                                                -------------------- --------------------

Net Increase in Net Assets................................................                1,761,838            7,490,413
                                                                                -------------------- --------------------

NET ASSETS
   Beginning of period....................................................                7,490,413                    -
   End of period (A)......................................................      $         9,252,251  $         7,490,413
                                                                                ==================== ====================

SHARE TRANSACTIONS
   Sale of shares.........................................................                  308,171              840,013
   Redemption of shares...................................................                  (16,667)                (516)
                                                                                -------------------- --------------------
Net Increase in Shares....................................................                  291,504              839,497
                                                                                ==================== ====================

(A) Accumulated Net Investment Loss.......................................      $           (10,242) $                 -
                                                                                ==================== ====================

-------------------------------------------------
(a) Unaudited.
(b) Commenced operations on July 16, 2001.


See Notes to Financial Statements      10             DFDENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


Selected per share data and ratios for a share outstanding throughout the period.

                                                                                  For the                 For the
                                                                                Period Ended           Period Ended
                                                                            December 31, 2002 (a)    June 30, 2002 (b)
                                                                            ---------------------    ------------------

NET ASSET VALUE, BEGINNING OF PERIOD.................................                      $8.92                $10.00
                                                                            ---------------------    ------------------

OPERATIONS
  Net investment loss................................................                      (0.01)                (0.03)
  Net realized and unrealized loss on investments....................                      (0.73)                (1.05)
                                                                            ---------------------    ------------------
Total from Operations................................................                      (0.74)                (1.08)
                                                                            ---------------------    ------------------

NET ASSET VALUE, END OF PERIOD.......................................                      $8.18                 $8.92
                                                                            =====================    ==================

TOTAL RETURN.........................................................                      (8.30%)              (10.80%)

RATIO/SUPPLEMENTARY DATA
   Net assets at end of period (000's omitted).......................       $              9,252     $           7,490
   Ratios to average net assets (b)
     Expenses, including waiver/reimbursement of fees................                       1.25% (c)             1.25% (c)
     Expenses, excluding waiver/reimbursement of fees................                       2.88% (c)             3.25% (c)
     Net investment loss.............................................                      (0.25%)(c)            (0.47%)(c)

PORTFOLIO TURNOVER RATE..............................................                          4%                    0%

---------------------------------------------
(a) Unaudited.
(b) Commenced operations on July 16, 2001.
(c) Annualized.


See Notes to Financial Statements      11             DFDENT PREMIER GROWTH FUND

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DFDENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (unaudited)
DECEMBER 31, 2002
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NOTE 1.  ORGANIZATION

This report relates to the DFDent Premier Growth Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-three investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on July 16, 2001 and seeks long-term capital appreciation.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Generally, the Trust determines the net asset value per share of the Fund as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, and options held by the Fund, and for which market quotations are readily available, are valued on each Fund business day using the last reported sales price provided by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value under procedures approved by the Trust's Board of Trustees. Securities that mature in sixty days or less are valued at amortized cost. Investments in other open-end investment companies are valued at net asset value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions of net investment income and net capital gain, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.


                                       12             DFDENT PREMIER GROWTH FUND

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DFDENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (unaudited)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

EXPENSE ALLOCATION - The Trust is comprised of 23 active fund series, and it accounts separately for the assets and liabilities and operations of each of its funds. Expenses that are directly attributatble to more than one fund are allocated among the respective funds in proportion to eac h fund's average daily net assets.

NOTE 3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER - The Fund's investment adviser is D.F. Dent and Company, Inc. (the "Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

ADMINISTRATOR - The Fund's administrator is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.10% of the average daily net assets of the Fund and $24,000 annually.

TRANSFER AGENT - The Fund's transfer agent and dividend disbursing agent is Forum Shareholder Services, LLC ("FSS"). FSS receives from the Fund an annual fee of $24,000, plus an annual shareholder account fee of $24 per shareholder account and certain out-of-pocket expenses.

OTHER SERVICE PROVIDERS - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. For its services, FAcS receives an annual fee of $45,000, 0.01% of the average daily net assets of the Fund, and certain out-of-pocket expenses. The custodian is Forum Trust, LLC, to which the Fund pays an annual maintenance fee of $3,600, 0.01% of the Fund's average daily net assets, certain transactional fees and certain out-of-pocket expenses. Forum Fund Services, LLC ("FFS"), a registered broker-dealer, a member of the National Association of Securities Dealers, Inc., and an affiliate of FAdS, acts as the distributor for each Fund. FFS receives no compensation for its services.

NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser waived $40,358 in fees and reimbursed certain expenses totaling $25,455 for the period from July 1, 2002 to December 31, 2002. If total expenses of the Fund exceed 1.25%, the Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through October 31, 2003.

NOTE 5.  SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities, other than short-term investments, for the six months ended December 31, 2002, were $2,264,922 and $354,455, respectively.

The cost basis of investment securities was $10,751,267, aggregate gross unrealized appreciation of investments was $536,149, aggregate gross unrealized depreciation was $1,998,487, and total net depreciation was $1,462,338.

NOTE 6.  DISTRIBUTION TO SHAREHOLDERS

There were no distributions paid during the six months ended December 31, 2002.


                                       13             DFDENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
                      DF DENT
                      PREMIER
                    GROWTH FUND
--------------------------------------------------------------------------------

               NASDAQ TICKER SYMBOL
                       DFDPX

                INVESTMENT ADVISER

           D.F. Dent and Company, Inc.
               2 East Read Street
               Baltimore, MD 21202

                   DISTRIBUTOR

             Forum Fund Services, LLC
               Two Portland Square
               Portland, ME 04101

                 TRANSFER AGENT

         Forum Shareholder Services, LLC
               Two Portland Square
               Portland, ME 04101
                (866) 2DF-DENT

This report is authorized for distribution only to
   Shareholders and others who have received a copy of the Fund's prospectus.

The prospectus contains complete information, including risks, fees and expenses.


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